Accounts receivable, net - Schedule of Movement of the allowance for doubtful accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Accounts Receivable, Allowance for Credit Loss [Roll Forward]
Balance at the beginning of the year	$ 3,467	$ 2,064	$ 998
Additions	917	1,815	1,405
Reversal	(2,125)	(1)	(342)
Write-off	(675)	(321)	(72)
Foreign currency translation adjustments	124	(90)	75
Balance at the end of the year	$ 1,708	$ 3,467	$ 2,064